OPPENHEIMER ROCHESTER® MINNESOTA MUNICIPAL FUND

Supplement dated August 16, 2018 to the Summary Prospectus

Important Notice Regarding Expected Change of the Fund’s Name from “Oppenheimer Rochester Minnesota Municipal Fund” to “Oppenheimer Municipal Fund” and Change in Investment Policy

This supplement amends the summary prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the summary prospectus and retain it for future reference.

In connection with a proposed repositioning of the Fund from a Minnesota municipal bond fund to a national municipal bond fund, as approved by the Fund’s Board of Trustees on May 16, 2018, the Fund will, subject to shareholder approval in connection with an ongoing proxy solicitation (which approval is expected), implement certain changes described below.

In addition to the change to the Fund’s fundamental investment policy being submitted for shareholder approval, these changes include the elimination of the Fund’s non-fundamental investment policy, which is to intend to invest its assets so that at least 95% of the exempt-interest dividends that the Fund pays, including any exempt-interest dividends exempt from state taxation under federal law, are derived from Minnesota municipal obligations as required for state tax exemption under Minnesota law.

Effective October 15, 2018:

1.	The Fund’s name is changed to “Oppenheimer Municipal Fund.” All references to “Oppenheimer Rochester Minnesota Municipal Fund” are replaced by references to “Oppenheimer Municipal Fund.”

2.	All references to Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, and Elizabeth S. Mossow are deleted.

3.	The section “Principal Investment Strategies” is deleted and replaced by the following:

Principal Investment Strategies. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual income tax.

The Fund selects investments without regard to the alternative minimum tax (“AMT”).

The Fund invests in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns, counties, agencies and authorities) and the District of Columbia, or by their agencies, instrumentalities and authorities. These primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations), interests in municipal leases, and tax-exempt commercial paper. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.

The Fund will not invest in securities issued by U.S. territories and possessions or by their agencies, instrumentalities and authorities.

Most of the securities the Fund buys are “investment-grade,” although it can invest as much as 15% of its total assets in below-investment-grade securities (sometimes called “junk bonds”), and may acquire securities that are in default. The Fund also will not invest more than 40% of its total assets in securities, in the aggregate, that are rated below the top three investment grade categories or that are unrated. Each of these restrictions is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s sub-adviser, OppenheimerFunds, Inc. (the “Sub-Adviser”), has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of these securities to exceed, at times significantly, these restrictions for an extended period of time. Investment-grade securities are rated in one of the four highest rating categories of nationally recognized statistical rating organizations, such as S&P Global Ratings (or, in the case of unrated securities, determined by the Fund’s Sub-Adviser to be comparable to securities rated investment-grade).

The Fund also invests in unrated securities, in which case the Fund’s Sub-Adviser internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund will not invest more than 20% of its total assets in unrated securities.

For purposes of the limitations described above regarding “unrated securities,” such securities do not include securities that are not rated but that the Fund’s Sub-Adviser determines to be comparable to securities of the same issuer that are rated by a nationally recognized statistical rating organization.

The Fund can invest in inverse floaters, a variable rate obligation and form of derivative, to seek increased income and return. The Fund’s investment in inverse floaters entails a degree of leverage. The Fund can expose up to 10% of its total assets to the effects of leverage from its investments in inverse floaters.

The Fund can borrow money to purchase additional securities, another form of leverage. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund’s total assets.

The Fund will not invest more than 15% of its total assets in municipal securities issued by the government of a single state, its political subdivisions, or its agencies, instrumentalities and authorities. Notwithstanding this limitation, the Fund may invest up to 25% of its total assets in municipal securities issued by each of California, New York, and Texas, or their respective agencies, instrumentalities and authorities. In addition, the Fund will not invest more than 15% of its total assets in a single sector, as determined by the Sub-Adviser. This limitation does not apply to investments in the general obligations sector.

To the extent the Fund invests in pre-refunded municipal securities collateralized by U.S. government securities, the Fund may treat those securities as investment-grade (AAA) securities even if the issuer itself has a below-investment-grade rating.

The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, the Fund currently focuses on longer-term securities to seek higher yields. This portfolio strategy is subject to change. The Fund may invest in obligations that pay interest at fixed or variable rates.

In selecting investments for the Fund, the portfolio managers generally look at a wide range of municipal securities nationwide that provide high current income, have favorable credit characteristics, and provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.

4.	The section “Risks of Below-Investment-Grade Securities” is deleted and replaced by the following:

Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Because the Fund can invest up to 15% of its total assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 15% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

5.	The first paragraph in the section “Risks of Minnesota Municipal Securities” is deleted and replaced by the following:

Risks of Minnesota Municipal Securities. Because the Fund has recently begun transitioning from a fund focused on Minnesota municipal securities to a national municipal fund, and a significant portion of the Fund’s assets are invested in Minnesota municipal securities as of the date of this prospectus, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of Minnesota and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Budgetary stress on the state or its municipalities, changes in federal, state, and local legislation or policy, erosion of the tax base, the effects of natural disasters or environmental issues, or other economic, legislative or political, or social issues may have a significant negative impact on the value of state or local securities. The Fund’s exposure to Minnesota municipal securities is expected to decrease substantially following the completion of its transition to a national municipal fund.

6.	The section “Risks of Investing in U.S. Territories, Commonwealths and Possessions” is deleted.

7.	The section “Municipal Securities Focus Risk” is deleted and replaced by the following:

Municipal Securities Focus Risk. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration. Many types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities, subject to any applicable limits described in this prospectus. Those municipal securities may finance or pay interest from the revenues of projects that are subject to similar economic, business or political developments that could increase their credit risk. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, it may be subject to greater risks from adverse events affecting such municipalities than a fund that invests in different municipalities or that is more diversified.

8.	The section “Taxability Risk” is deleted and replaced by the following:

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, tax opinions are not binding on the Internal Revenue Service or any court, and after the Fund buys a security, the Internal Revenue Service or a court may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, a court, or the non-compliant conduct of a bond issuer.

9.	The section “Portfolio Managers” is deleted and replaced by the following:

Portfolio Managers. Michael L. Camarella, CFA, a portfolio manager of the Fund since January 2008 and a Vice President of the Fund since June 2009 and Charles S. Pulire, CFA, a portfolio manager of the Fund since December 2010 and a Vice President of the Fund since September 2011 are primarily responsible for the day-to-day management of the Fund's investments. Mr. Camarella and Mr. Pulire are supported by the Oppenheimer Municipal Fund Management Team.

August 16, 2018	PS0585.013